EXHIBIT 10.9

                               ISECURETRAC CORP.

                            STOCK OPTION GRANT NOTICE

      iSecureTrac Corp. (the "Company") hereby grants to Optionholder an option to purchase the number of shares of the Company's Common Stock set forth below. To the extent any additional terms and conditions related to options are not stated below, the options are subject to such additional terms and conditions stated in the Company's 2001 Omnibus Equity Incentive Plan (the "Plan"), approved by the Company's stockholders on June 15, 2001, and in the Stock Option Agreement and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:                                        William Jetter
Date of Grant:                                       08/01/05
Vesting Commencement Date:                           08/01/05
Number of Shares Subject to Option:                  200,000
Exercise Price Per Share:                            $0.1445
Expiration Date:                                     08/01/10

Type of Grant:          Nonstatutory Stock Option

Exercise Schedule:      Same as Vesting Schedule

Vesting Schedule:       Options vest monthly over a two-year period or 1/24 per
                        month.

Payment: By one or a combination of the following items (described in the Stock Option Agreement):

                                By cash or check

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

      OTHER AGREEMENTS:         __________________________________
                                __________________________________

ISECURETRAC CORP.                       WILLIAM JETTER:

By: /s/ Thomas E. Wharton, Jr.          /s/ William Jetter
    -------------------------------     ----------------------------------------
    Signature                           Signature

Title: President & CEO

Date: August 1, 2005                    Date: August 1, 2005